         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                    EXHIBIT 10.8

Confidential

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                                CCBN.COM, INC.

                          STOCK SUBSCRIPTION WARRANT

                                                December 23, 1999


1.   General.
     -------

          (a) THIS CERTIFIES that, for value received, AMERICA ONLINE, INC. ("AOL"), or assigns, is entitled to subscribe for and purchase from CCBN.COM, INC., a Delaware corporation (the "Corporation"), at any time or from time to time during the period (the "Exercise Period") commencing with the date hereof and ending on the sixth anniversary of the date hereof (subject to being extended as set forth in Sections 9(d) hereof), on the terms and subject to the provisions hereinafter set forth, up to 1,596,650 shares (subject to adjustment as provided herein) of fully paid and non-assessable (i) shares of the series of preferred stock determined in accordance with Exhibit C hereto, in each case
                                              ---------
with the same rights, preferences and privileges, other than the original issuance price and liquidation preference (which, in each case, shall be equal to the initial Warrant Price (as defined below)), as the Series E-l Preferred Stock (the "Preferred Stock"), or (ii) in the event the Preferred Stock shall prior to exercise or exchange of this Warrant have been converted into Common Stock, $.00l par value (the "Common Stock") of the Corporation as a result of the automatic conversion of Preferred Stock pursuant to Article FOURTH, Section 2(b)(i) of the Amended and Restated Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), that number of shares of Common Stock into which such number of shares of Preferred Stock is converted ("Mandatory Conversion Event"), at any time or from time to time during the Exercise Period, in each case, at a price per share (the "Warrant Price") as set forth on Exhibit A hereto and at such times as shall be determined in accordance
         ---------
with Section 1(b) hereof.

This Warrant is being issued pursuant to an Interactive Services Agreement dated as of the date hereof (the "Agreement"), between the Corporation and AOL as partial consideration for the services to be provided by AOL to the Corporation pursuant to that agreement, and the warrants will be treated accordingly under
Section 83 of the Internal Revenue Code for federal income tax purposes. All terms used but not defined herein shall have the meanings set forth in the Agreement. The shares of capital stock of the Corporation issuable upon exercise or exchange of this Warrant are sometimes hereinafter referred to as the "Warrant Shares," and, in connection therewith, all references herein to Warrant Shares shall mean Preferred Stock until the occurrence of a Mandatory Conversion Event, and upon and at all times after, the occurrence of a Mandatory Conversion Event, shall mean Common Stock.

          (b) This Warrant shall become exercisable as to that number of Warrant Shares, and at such times, as are determined in accordance with Exhibit
                                                                        -------
A attached hereto; provided, however, that this Warrant shall become
-                  -----------------
automatically exercisable as to all of the Warrant Shares immediately upon the occurrence of a Stipulated Event with a Warrant Price for such accelerated Warrant shares equal to ninety percent (90%) of the Acceleration Fair Market Value (as defined below). The Corporation shall give AOL written notice of such Stipulated Event at least five (5) business days prior to the consummation of the Stipulated Event. As used herein, the term "Stipulated Event" shall mean (a) a Corporate Transaction (as hereinafter defined) involving a competitor of AOL listed on Exhibit D hereto (an "AOL Competitor") or (b) a termination of the
          ---------
Agreement that results from a material breach by the Corporation of the Agreement. "Corporate Transaction" means (A) any consolidation or merger of the Corporation with or into any other corporation or other entity, other than any merger or consolidation resulting in the holders of the capital stock of the Corporation entitled to vote for the election of directors holding a majority of the capital stock of the surviving or resulting corporation or other entity entitled to vote for the election of directors, (B) any person or entity (including any affiliates thereof) other than Jeffrey P. Parker (or his affiliate(s)) becoming the holder of a majority of the capital stock of the Corporation entitled to vote for the election of directors, (C) Jeffrey P. Parker (or his affiliates(s)) becoming the holder of more than 60% of the capital stock of the Corporation entitled to vote for the election of directors, or (D) any sale or other disposition by the Corporation of all or substantially all of its assets or capital stock.

          (c) In the event of a proposed Corporate Transaction involving an entity other than an AOL Competitor, the Corporation shall deliver a written notice of such Corporate Transaction to AOL at least twenty (20) business days prior to the consummation of the Corporate Transaction (the "Corporate Transaction Notice") and AOL shall, upon delivery of the Corporate Transaction Notice, have the right and option to elect, by delivering written notice to the Corporation (the "Acceleration Notice") up to five (5) business days prior to the consummation of such Corporate Transaction, to have the Warrant become exercisable as provided in Sections 1(d) through (g) below; provided, however,
                                                            --------- -------
that if the Corporation fails to deliver the Corporate Transaction Notice in a timely manner, then AOL shall have the right and option to elect, by delivering an Acceleration Notice to the Corporation, regardless of whether the Corporation delivers the Corporate Transaction Notice, at any time prior to the later of (A) ten (10) business days after receipt of the Corporate Transaction Notice or (B) ten (10) business days after the consummation of such Corporate Transaction, to have the Warrant become exercisable as provided in Sections 1(d) through (g) below. If the proposed Corporate Transaction referenced in any Corporate Transaction Notice is not consummated, then the Warrant shall continue to vest pursuant to the terms hereof, notwithstanding the delivery of any Acceleration Notice, and Sections 1(b) through (g) hereof shall continue to apply and shall be in full force and effect.

          (d) If a Corporate Transaction involves any person or entity other than an AOL Competitor, then AOL shall have the right and option to elect, by delivering the Acceleration Notice as provided in Section 1(c) hereof:

               (i) to have the Warrant become exercisable immediately as to one-half (1/2) of all then unvested Warrant Shares on the date of the consummation of such Corporate Transaction (such date the "Acceleration Date") with a Warrant Price for such accelerated Warrant Shares equal to ninety percent (90%) of the Acceleration Fair Market Value and the remaining unvested Warrant Shares shall continue to vest as provided in Exhibit A; or
     ---------

               (ii) to not have the Warrant accelerate as provided in Section l(d)(i) above, and the Warrant Shares shall continue to vest as provided in

     Exhibit A hereto; provided, however, that anything contained herein to the
     ---------         --------- -------
     contrary notwithstanding, the Warrant Price of Warrant Shares, as they vest, shall be the lesser of: (i) ninety percent (90%) of the Acceleration Fair Market Value and (ii) ninety percent (90%) of Fair Market Value (as defined in Exhibit A hereto).
                ---------

          (e) Anything contained herein to the contrary notwithstanding, if, within six (6) months after the consummation of the Corporate Transaction, AOL determines in its reasonable discretion that a Corporate Transaction inhibits, impairs or otherwise adversely impacts AOL's ability or the Corporation's ability to meet and/or perform its or their respective obligations pursuant to the Agreement (as the same may be amended from time to time), then AOL shall deliver a notice in writing to the Corporation and this Warrant shall become immediately exercisable as to all of the Warrant Shares upon delivery of such notice, with a Warrant Price for such accelerated Warrant shares equal to the lesser of (A) ninety percent (90%) of the Acceleration Fair Market Value or (B) 90% of the Fair Market on the date of delivery of the Notice.

          (f) "Acceleration Fair Market Value" means the fair market value of the consideration paid to the Corporation in the Corporate Transaction, divided by the number of shares of Common Stock, and its equivalents (determined on a fully diluted basis), transferred in such Corporate Transaction; provided, that
                                                                 --------
if the consideration paid to the Corporation in such Corporate Transaction is other than cash, the value of such non-cash consideration shall be determined in good faith by the Board of Directors of the Corporation and the holder of this Warrant.

          (g) If the holder of this Warrant receives the Corporate Transaction Notice and does not deliver the Acceleration Notice as provided in Section 1(c) hereof, then the holder will be deemed to have elected to accelerate the Warrant pursuant to Section l(d)(i) hereof.

2. Exercise of Warrant. The rights represented by this Warrant may be exercised
   ----------- -------
by the holder hereof, as to those Warrant Shares for which this Warrant is then exercisable as determined in accordance with Section 1, in whole or in part, at any time or from time to time during the Exercise Period, by the surrender of this Warrant (properly endorsed) at the office of the Corporation at 200 Portland St., Boston, MA 02114, Attention: President, or at such other agency or office of the Corporation in the United States of America as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Corporation, and by payment (either in cash, by check, by cancellation of indebtedness and/or in shares of capital stock of the Corporation valued at Fair Market Value (as hereinafter defined) on the date of such exercise) to the Corporation of the Warrant Price for each Warrant Share being purchased. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, registered in the name of the holder, and if this Warrant shall not have been exercised for all of the Warrant Shares, a new Warrant, registered in the name of the holder hereof, of like tenor to this Warrant, shall be delivered to the holder hereof within a reasonable time, not exceeding ten days, after the rights represented by this Warrant shall have been so exercised. The person in whose name any certificate for Warrant Shares is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

3. Exchange of Warrant. In addition to, and independent of, the rights of the
   -------------------
holder of this Warrant set forth in Section 2 hereof, the holder hereof may at any time or from time to time elect to receive, without the payment by the holder of any additional consideration, that number of Warrant Shares determined as hereinafter provided in this Section 3 by the surrender of this Warrant or any portion hereof to the Corporation in respect to Warrant Shares then vested, accompanied by an executed Notice of Exchange in substantially the form thereof attached hereto (the "Net Issue Election"). Thereupon, the Corporation shall issue to the holder hereof such number of fully paid and nonassessable Warrant Shares as is computed using the following formula:

                                  X = Y (A-B)
                                      -------
                                         A

where X =  the number of Warrant Shares to be issued to the holder pursuant to this Section 3.

      Y = the number of vested Warrant Shares covered by this Warrant in respect of which the Net Issue Election is made pursuant to this
           Section 3.

      A = the Fair Market Value (as hereinafter defined) of one Warrant Share determined at the time the Net Issue Election is made pursuant to this Section 3 (the "Determination Date").

      B = the Warrant Price in effect under this Warrant at the time the Net Issue Election is made pursuant to this Section 3.

For purposes of the above calculation, "Fair Market Value" of one Warrant Share as of the Determination Date shall mean:

          (i) if as a result of a Mandatory Conversion Event the Warrant Shares mean Common Stock as set forth in Section 1, then (A) if the Common Stock of the Corporation is not then traded on a national securities exchange, the average of the closing prices quoted on the National Association of Securities Dealers, Inc. Automated Quotation National Market

System, if applicable, or the average of the last bid and asked prices of the Common Stock quoted in the over-the-counter-market or (B) if the Common Stock is then traded on a national securities exchange, the average of the high and low prices of the Common Stock listed on the principal national securities exchange on which the Common Stock is so traded, in each case for the Determination Date and the nineteen (19) trading days immediately preceding the Determination Date or, if such date is not a business day on which shares are traded, the next immediately preceding trading day;

          (ii) in the event of a Warrant Exchange in connection with a Corporate Transaction, the value per share of Common Stock received or receivable by each holder thereof (assuming, in the case of a sale of assets, the Corporation is liquidated immediately following such sale and the consideration paid to the Corporation is immediately distributed to its stockholders); and

          (iii) in all other circumstances, the fair market value per share of Common Stock shall be determined by mutual agreement between the Corporation and the holder of this Warrant; provided, that if no such mutual agreement can be
                            --------
reached within five business days after delivery of the Notice of Exchange referred to above, then the fair market value per share of Common Stock shall be as determined by a nationally recognized independent investment banking firm, jointly selected by the Corporation and the holder of this Warrant or, if such selection cannot be made within five business days thereof, then by a nationally recognized independent investment banking firm selected by the American Arbitration Association then obtaining; provided, that the cost or expense of
                                        --------
any such investment banking firm shall be borne equally by the Corporation and the holder of the Warrant.

The closing of any Warrant Exchange shall take place at the offices of the Corporation on the date specified in the Notice of Exchange (the "Exchange Date"), which shall be not less than five and not more than 30 days after the delivery of such Notice. At such closing, the Corporation shall issue and deliver to the holder or its designee a certificate or certificates for the Warrant Shares to be issued upon such Warrant Exchange, registered in the name of the holder or such designee, and if such Warrant Exchange shall not have been for all Warrant Shares, a new Warrant, registered in the name of the holder, of like tenor to this Warrant for the number of shares still subject to this Warrant following such Warrant Exchange.

4.  Adjustment of Warrant Price; Adjustment of Warrant Shares. If, at any time
    ---------------------------------------------------------
during the Exercise Period, the number of outstanding shares of any series of preferred stock of the Corporation or Common Stock is (i) increased by a stock dividend payable in shares of capital stock or by a subdivision or split-up of shares of such capital stock, or (ii) decreased by a combination of shares of capital stock, then, following the record date fixed for the determination of holders of capital stock entitled to receive the benefits of such stock dividend, subdivision, split-up, or combination, the (1) Warrant Price shall be adjusted on the effective date of such stock dividend, subdivision, split-up or combination to a new amount equal to the product of (A) the Warrant Price in effect on such record date and (B) the quotient obtained by dividing (x) the number of shares of Common Stock outstanding on such record date (without giving effect to the event referred to in the foregoing clause (i) or (ii)), by (y) the number of shares of Common Stock which would be outstanding immediately after the event referred to in the foregoing clause

(i) or (ii), if such event had occurred immediately following such record date and (2) the number of Warrant Shares shall be proportionately increased (in the case of a subdivision, split-up or stock dividend) or proportionately decreased (in the case of a combination).

5.  Representations and Warranties; Covenants as to Preferred Stock.
    ---------------------------------------------------------------

          (a) In connection with the exercise of the Warrant, the Corporation shall make representations and warranties as to organization, authority, capitalization, litigation.

          (b) Prior to or concurrent with the Warrant Shares becoming vested and exercisable, the Corporation shall designate and authorize each series of Preferred Stock listed on Exhibit C hereto and shall fix the original issuance
                          ---------
price of each such series in accordance with the definition of "Fair Market Value" set forth in Exhibit A, or the provisions of Sections 1(b) through (g)
                    ---------
hereof, as applicable.

          (c) The Corporation covenants and agrees that all shares of Preferred Stock which may be issued upon the exercise of the rights represented by this Warrant, and all shares of Common Stock which may be issued upon the conversion of the Preferred Stock will, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof. The Corporation further covenants and agrees that the Corporation will from time to time take all such action as may be requisite to assure that the stated or par value per share of the Preferred Stock and the Common Stock is at all times equal to or less than the then effective Warrant Price per share of Preferred Stock issuable upon exercise of this Warrant. The Corporation further covenants and agrees that the Corporation will at all times have authorized and reserved or shall authorize and reserve, free from preemptive rights, a sufficient number of (a) shares of its Preferred Stock to provide for the exercise of the rights represented by this Warrant and (b) shares of Common Stock to provide for the conversion of the Preferred Stock issuable upon exercise of this Warrant; provided, that AOL acknowledges that
                                        --------
Thomson Information Services, Inc. ("Thomson") may exercise its existing preemptive rights in connection with the exercise of this Warrant, which exercise by Thomson shall not reduce or affect the number of shares issued or issuable to AOL pursuant to this Warrant. The Corporation further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares of Preferred Stock upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon exercise, then the Corporation will in good faith and expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Preferred Stock or Common Stock issuable upon the exercise of the rights represented by this Warrant is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such capital stock.

          (d) Reference is made to the Series E Stock Purchase Agreement dated as of the date hereof (the "Stock Purchase Agreement"), among AOL, the Corporation and Thomson. The representations set forth in Sections 2.7 through
2.29 of the Stock Purchase Agreement are incorporated herein by reference.

          (e) The Corporation further covenants and agrees that the holder hereof will be entitled to the benefits of any adjustment prior to the exercise hereof pursuant to any anti-dilution protection and any notice of adjustment of the conversion price provided to the holders of Preferred Stock in accordance with the Certificate of Incorporation.

6. No Shareholder Rights. This Warrant shall not entitle the holder hereof to
   ---------------------
any voting rights or other rights as a shareholder of the Corporation.

7. Restrictions on Transfer. The holder of this Warrant acknowledges that
   ------------------------
neither this Warrant nor the Warrant Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act") and the holder of this Warrant agrees that no sale, transfer, assignment, hypothecation or other disposition of this Warrant or the Warrant Shares shall be made in the absence of (a) current registration statement under the Securities Act as to this Warrant or the Warrant Shares and the registration or qualification of this Warrant or the Warrant Shares under any applicable state securities laws is then in effect or (ii) an opinion of counsel reasonably satisfactory to the Corporation to the effect that such registration or qualification is not required. Each certificate or other instrument for Warrant Shares issued upon exercise of this Warrant shall, if required under the Securities Act or the rules promulgated thereunder, be imprinted with a legend substantially to the foregoing effect.

8. Rights of the Holder: Investigation; Hart-Scott Rodino.
   ------------------------------------------------------

          (a) The Corporation hereby grants to the holder of this Warrant those rights set forth on Exhibit B attached hereto, the provisions of which are
                    ---------
incorporated herein by reference and made a part hereof as if set forth herein in their entirety.

          (b) Anything contained herein to the contrary notwithstanding, the shares of Preferred Stock or Common Stock issuable upon exercise of this Warrant and the Common Stock issuable upon conversion of such shares of Preferred Stock shall be entitled to all rights and benefits accorded thereto in any investor rights or shareholders or similar agreement between and/or among the Corporation and the holders of the Preferred Stock, and the Corporation shall take all actions and shall execute and deliver all documents necessary or desirable, including any amendments to such agreement(s) to make the holder a party thereto.

          (c) In connection with any exercise of the Warrant, the Corporation will grant to AOL and its representatives reasonable access during regular business hours to the Corporation and its officers, counsel, auditors, tax returns, schedules and workpapers, and other books and records; full opportunity to investigate the Corporation's title to property and the condition and nature of its assets, business and liabilities; and reasonable opportunity to review the Corporation's plans and prospects with key officers and employees of the Corporation.

          (d) The Corporation hereby covenants and agrees that if AOL is required to file any Notification and Report Form (or any successor or replacement form) relating to the exercise of this Warrant with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), or such other successor agency or agencies as applicable, then (A) the Corporation shall cooperate with AOL such filing and shall take all actions and execute and deliver all documents necessary to effect such filing and the expiration or early termination of the waiting period under the HSR Act (the "Waiting Period"), (B) the holder of the Warrant shall pay one hundred percent (100%) of the filing fee associated with any such filing and (C) the Exercise Period shall be "tolled" and extended as the result of the continuation of the Waiting Period.

9. Transfer of Warrant; Amendment. Subject to the restriction set forth in
   ------------------------------
Section 7, this Warrant, as to unvested Warrant Shares, and all rights hereunder are transferable, in whole, or in part, only with the consent of the Corporation; provided, however, that transfers of this Warrant (i) in whole or
             --------- -------
in part, to subsidiaries or affiliates of the holder hereof, and (ii) with respect to vested Warrant Shares, in each case, shall not require such consent. Transfers shall be made at the agency or office of the Corporation referred to in Section 2, by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed, in blank, shall be deemed negotiable, and, when so endorsed the holder hereof may be treated by the Corporation and all other persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Corporation, any notice to the contrary notwithstanding; but until each transfer on such books, the Corporation may treat the registered holder hereof as the owner hereof for all purposes.

10. Reorganizations. Etc. In case, at any time during the Exercise Period, of
    --------------------
any capital reorganization, of any reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another corporation (other than a consolidation or merger in which the Corporation is the continuing operation and which does not result in any change in the Common Stock) or of the sale of all or substantially all the properties and assets of the Corporation as an entirety to any other corporation, this Warrant shall, after such reorganization, reclassification, consolidation, merger or sale, be exercisable for the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold to which such holder would have been entitled if he had held the Preferred Stock issuable upon the exercise of this Warrant or the Common Stock issuable upon conversion of the Preferred Stock immediately prior to such reorganization, reclassification, consolidation, merger or sale. In any such reorganization or other action or transaction described above, appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Warrant Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

11. Lost Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost,
    -------------------------------------------
stolen, mutilated or destroyed, the Corporation may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

12. Modification and Waiver. This Warrant and any provision hereof may be
    -----------------------
changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

13. Notices. All notices, advices and communications to be given or otherwise
    -------
made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopier or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, or by overnight courier, or by electronic mail, with a copy thereof to be sent by mail (as aforesaid) within 24 hours of such electronic mail, addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by the addressee to the addresser listing all parties:


           (a) If to the Corporation, to:

               CCBN.COM, Inc.
               200 Portland Street
               Boston, MA 02114
               Attention:  President
               Telecopier:

                                With a copy to:

               Foley, Hoag & Eliot LLP
               One Post Office Square
               Boston, MA 02109
               Attention:  John D. Patterson, Jr., Esq.

                                      and

           (b) If to AOL as follows:

               America Online, Inc.
               22000 AOL Way
               Dulles, Virginia 20166
               Attention:  General Counsel
               Telecopier:  (703) 265-2208
               e-mail address: ptcapp@aol.com

Or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance herewith. Any such notice or communication shall be deemed to have been delivered and received
(i) in the case of personal delivery or delivery by telecopier, on the date of such deliver, (ii) in the case of nationally-recognized overnight courier, on the next business day after the date when sent and (ii) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted. As used in this
Section 14, "business day" shall mean any day other than a day on which banking institutions in the Commonwealth of Virginia are legally closed for business.

14. Binding Effect on Successors; Survival. This Warrant shall be binding upon
    --------------------------------------
any corporation succeeding the Corporation by merger, consolidation or acquisition of all or substantially all of the Corporation's assets. All of the obligations of the Corporation relating to the Preferred Stock issuable upon the exercise of this Warrant or the Common Stock issuable upon conversion of the Preferred Stock shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Corporation shall inure to the benefit of the successors and assigns of AOL.

15. Descriptive Headings and Governing Law. The description headings of the
    --------------------------------------
several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Massachusetts.

16. Fractional Shares. No fractional shares shall be issued upon exercise of
    -----------------
this Warrant. The Corporation shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then Fair Market Value of one Warrant Share.

                                      ***

         IN WITNESS WHEREOF, the undersigned have caused this Stock Subscription Warrant to be executed by their duly authorized officers on the date first above written.

                                 CCBN.COM, INC.


                                 By: /s/ Jeffrey P. Parker
                                    __________________________
                                     Name:  Jeffrey P. Parker
                                     Title: Chairman & CEO


                                 AMERICA ONLINE, INC.


                                 By: /s/ Eric Keller
                                    _________________
                                    Name:  Eric Keller
                                    Title: VP-Business Affairs

                             Form of Subscription

                    [To be signed upon exercise of Warrant]

          The undersigned, the holder of the Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, _________ shares of________ of CCBN.COM, Inc. and herewith makes payment of $________ therefor, and requests that the certificates for such shares be issued in the name of and delivered to, _____________________________, whose address is _________________________________________.



Dated:______________
                                  ___________________________________
                                  (Signature)


                                  ___________________________________
                                   (Address)

                              Notice of Exchange



                        (To be executed by the Holder in
                        order to exchange the Warrant.)

          The undersigned hereby irrevocably elects to exchange this Warrant into __________ shares (the foregoing number constituting the number of Warrant Shares to be issued pursuant to Section 3 of this Warrant) of________ of CCBN.COM, Inc., minus any shares to be deducted from the foregoing number in accordance with the terms of this Warrant, according to the conditions thereof. The undersigned desires to consummate such exchange on _________________.

Dated:

                              __________________________________
                              Name of Holder:

                              By:_______________________________

                              Form of Assignment

                  [To be signed only upon transfer of Warrant]

          For value received, the undersigned hereby sells, assigns and transfers unto the right represented by the Warrant to purchase _______ shares of_________ of CCBN.COM, Inc., to which the Warrant relates, and appoints Attorney to transfer such right on the books of CCBN.COM, Inc., with full power of substitution in the premises.


Dated:______________


                                  ___________________________________
                                  (Signature)

Signed in the presence of:

_______________________________

         Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                   EXHIBIT A
                                   ----------

                        Number of Shares For Which the
                         Warrant Shall be Exercisable:

Subject to Sections 1(b) through (g) of the Warrant, the Warrant Shares shall vest as follows:

EXAMPLE OF VESTING PER NUMBER OF IMPRESSIONS:

--------------------------------------------------------------------------------
Vesting Period            Vesting                            Definition of
                                                             "Qualified Amount"
--------------------------------------------------------------------------------
From the date hereof      the number of Warrant Shares       The quotient of(i)
to the fifteen-month      (in an amount up to, but not       [**] divided
March 31, 2001            more than [**] shares                   -------
(the "First Vesting       (subject to adjustment as          by (ii) [**]
Period")                  provided in the Warrant))          --
                          that shall vest is equal to        shares (subject to
                          the gross value of advertising     adjustment as
                          sold by the Corporation            provided in the
                          pursuant to the Agreement          Warrant).
                          during the applicable Vesting
                          Period divided by the Qualified
                                 ----------
                          Amount (as defined in the
                          right hand column).

--------------------------------------------------------------------------------
From April 1,2001 to      the number of Warrant Shares        The quotient of(i)
March 31,2002 (the        (in an amount up to, but not        [**]
"Second Vesting           more than (A) [**]                  divided by (ii)
Period")                  shares (subject to adjustment       ----------
                          as provided in the Warrant)         [**] shares
                          minus (B) the number of             (subject to
                          ------                              adjustment as
                          Warrant Shares which vested         provided in the
                          in the First Vesting Period         Warrant).
                          (subject to adjustment as
                          provided in the Warrant)) that
                          shall vest is equal to the gross
                          value of advertising sold by
                          the Corporation pursuant to
                          the Agreement during the
                          applicable Vesting Period
                          divided by the Qualified
                          ----------
                          Amount (as defined in the
                          right hand column).

--------------------------------------------------------------------------------
From April 1,2002 to      the number of Warrant Shares        The quotient of(i)
March 31, 2003            (in an amount up to, but not        [**]
                                                              divided by (ii)
                                                              ----------
--------------------------------------------------------------------------------

         Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

--------------------------------------------------------------------------------
                          more than (A) [**]                  [**] shares
                          shares (subject to adjustment       (subject to
                          as provided in the Warrant)         adjustment as
                          minus (B) the number of             provided in
                          -----                               the Warrant).
                          Warrant Shares which vested
                          in the First Vesting Period and
                          the Second Vesting Period
                          (subject to adjustment as
                          provided in the Warrant)) that
                          shall vest is equal to the gross
                          value of advertising sold by
                          the Corporation pursuant to
                          the Agreement during the
                          applicable Vesting Period
                          divided by the Qualified
                          ----------
                          Amount (as defined in the
                          right hand column).
--------------------------------------------------------------------------------

          (i) The "Warrant Price" for the first 250,000 vested Warrant Shares is $16.10. The "Warrant Price" for each additional Warrant Share shall be a price equal to the product of(A) the Fair Market Value (as defined below) of a share of Common Stock as determined on a quarterly basis, beginning December 31, 1999 for each Warrant Share which vested during such quarter multiplied by (B) 0.90.
                                                        -------------

          (ii) "Fair Market Value" for purposes of this Exhibit A is equal to
                                                        ---------
(A) if the Common Stock of the Corporation is not then traded on a national securities exchange but is quoted on the National Association of Securities Dealers, Inc. Automated Quotation National Market System or the over-the-counter market, the average of the closing prices quoted on the National Association of Securities Dealers, Inc. Automated Quotation National Market System, if applicable, or the average of the last bid and asked prices of the Common Stock quoted in the over-the-counter-market; or (B) if the Common Stock is then traded on a national securities exchange, the average of the high and low prices of the Common Stock listed on the principal national securities exchange on which the Common Stock is so traded, in each case for the last day of the preceding quarter (beginning December 31, 1999) and the nineteen (19) trading days immediately preceding such date or, if such date is not a business day on which shares are traded, the next immediately preceding trading day or (C) in all other circumstances, the fair market value per share of Common Stock shall be determined by mutual agreement between the Corporation and the holder of this Warrant, provided, that if no such mutual agreement can be reached within five
         --------
business days after delivery of the Notice of Exchange referred to above, then the fair market value per share of Common Stock shall be as determined by a nationally recognized independent investment banking firm, jointly selected by the Corporation and the holder of this Warrant or, if such selection cannot be made within five business days thereof, then by a nationally recognized independent investment banking firm selected by the American Arbitration Association then obtaining, provided further, that the cost or expense of any
                            ----------------
such investment banking firm shall be borne equally by the Corporation and the holder of the Warrant.

                                   EXHIBIT C
                                   ---------

             Preferred Stock for Which the Warrant is Exercisable

--------------------------------------------------------------------------------
                                   Warrant Shares to be Issued
Series of Preferred Stock          In Such Series of Preferred Stock
-------------------------          ---------------------------------

--------------------------------------------------------------------------------
Series E-l                         First 250,000 Warrant Shares which vest
                                   pursuant to the terms of this Warrant.

--------------------------------------------------------------------------------
Series E-2                         Warrant Shares which vest (other than the
                                   first 250,000 Warrant Shares which vest
                                   pursuant to the terms of this Warrant)
                                   during the period beginning on the date of
                                   issuance of this Warrant and ending on March
                                   31, 2000.
--------------------------------------------------------------------------------
Series E-3                         Warrant Shares which vest (other than the
                                   first 250,000 Warrant Shares which vest
                                   pursuant to the terms of this Warrant) during
                                   the period beginning on April 1, 2000 and
                                   ending on June 30, 2000.
--------------------------------------------------------------------------------
Series E-4                         Warrant Shares which vest (other than the
                                   first 250,000 Warrant Shares which vest
                                   pursuant to the terms of this Warrant) during
                                   the period beginning on July 1, 2000 and
                                   ending on September 30, 2000.
--------------------------------------------------------------------------------
Series E-5                         Warrant Shares which vest (other than the
                                   first 250,000 Warrant Shares which vest
                                   pursuant to the terms of this Warrant) during
                                   the period beginning on October 1, 2000 and
                                   ending on December 31, 2000.
--------------------------------------------------------------------------------
Series E-6                         Warrant Shares which vest (other than the
                                   first 250,000 Warrant Shares which vest
                                   pursuant to the terms of this Warrant) during the period beginning on January 1, 2001 and ending on March 31, 2001.

--------------------------------------------------------------------------------
Series E-7                         Warrant Shares which vest (other than the
                                   first 250,000 Warrant Shares which vest
                                   pursuant to the terms of this Warrant) during
                                   the period beginning on April 1, 2001 and
                                   ending on June
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   30, 2001.

--------------------------------------------------------------------------------
Series E-8                         Warrant Shares which vest (other than the
                                   first 250,000 Warrant Shares which vest
                                   pursuant to the terms of this Warrant) during
                                   the period beginning on July 1, 2001 and
                                   ending on September 30, 2001.
--------------------------------------------------------------------------------
Series E-9                         Warrant Shares which vest (other than the
                                   first 250,000 Warrant Shares which vest
                                   pursuant to the terms of this Warrant) during
                                   the period beginning on October 1, 2001 and
                                   ending on December 31, 2001.
--------------------------------------------------------------------------------
Series E-l0                        Warrant Shares which vest (other than the
                                   first 250,000 Warrant Shares which vest
                                   pursuant to the terms of this Warrant) during
                                   the period beginning on January 1, 2002 and
                                   ending on March 31, 2002.
--------------------------------------------------------------------------------
Series E-11                        Warrant Shares which vest (other than the
                                   first 250,000 Warrant Shares which vest
                                   pursuant to the terms of this Warrant) during
                                   the period beginning on April 1, 2002 and
                                   ending on June 30, 2002.
--------------------------------------------------------------------------------
Series E-12                        Warrant Shares which vest (other than the
                                   first 250,000 Warrant Shares which vest
                                   pursuant to the terms of this Warrant) during
                                   the period beginning on July 1, 2002 and
                                   ending on September 30, 2002.
--------------------------------------------------------------------------------
Series E-13                        Warrant Shares which vest (other than the
                                   first 250,000 Warrant Shares which vest
                                   pursuant to the terms of this Warrant) during
                                   the period beginning on October 1, 2002 and
                                   ending on December 31, 2002.
--------------------------------------------------------------------------------
Series E-14                        Warrant Shares which vest (other than the
                                   first 250,000 Warrant Shares which vest
                                   pursuant to the terms of this Warrant) during
                                   the period beginning on January 1, 2003 and
                                   ending on March 31, 2003.
--------------------------------------------------------------------------------

                                   EXHIBIT B
                                   ---------

                               Additional Rights


1.   Information Rights; Preemptive Rights; Other. AOL shall on or prior to the
     --------------------------------------------
date hereof receive the information rights, preemptive rights and all other rights pursuant to the Series E Stock Purchase Agreement dated as of the date hereof among the Corporation, AOL and Thomson.

2.   Registration Rights. AOL shall have the Registration Rights set forth in
     -------------------
the Registration Rights Agreement, dated June 9, 1999, as amended and restated on the date hereof (the "Registration Rights Agreement"), among the Corporation and the Purchasers.

3.   Co-sale Rights. AOL shall have the co-sale rights and all other rights set
     --------------
forth in the Stockholders Agreement dated June 9, 1999, as amended and restated on the date hereof (the "Stockholders Agreement"), among the Corporation and the Stockholders (as defined therein).

     Anything contained herein to the contrary notwithstanding, if no Warrant Shares vest during an applicable vesting period, then the numbered series of preferred stock shall be adjusted accordingly. For example, if no Warrant Shares vest during the period beginning July 1, 2002 and ending September 30, 2002, then Warrant Shares which vest during the period beginning October 1, 2002 and ending December 31, 2002 shall be exercisable for Series E-12 Preferred Stock and not Series E-13 Preferred Stock.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                   EXHIBIT D
                                   ---------

                                AOL Competitors

     "AOL Competitors" shall include any successor or assign, whether by operation of law otherwise, of any of the listed entities.

     This list shall be subject to amendment in writing by AOL from time to time in its reasonable discretion.

     On the date hereof the list of AOL Competitors is as follows:

                                 CONFIDENTIAL
                                 ------------
                               AOL Competitors*

ISP's
[**]


PORTALS/SEARCH/ONLINE COMMERCE:
-------------------------------
[**]

LOCAL CONTENT:
--------------
[**]

SEARCH:
-------
[**]

COMMUNICATIONS:
---------------
[**]

*This list is subject to revision and modification by AOL.


                                      D-1